Exhibit 99.3

                       SALES AGREEMENT FOR PRODUCT "KITS"

         Computerized Thermal Imaging Inc., a Nevada corporation having its principal place of business at 12725 S.W. 66th Avenue, Suite 100, Portland, Oregon, 97223, U.S.A. (herein "CTI"), and Nanda Thermal Medical Technology, Ltd., a limited liability company formed under the laws of the People's Republic of China, having its principal offices at No.228 GuangZhou Road, YiFa Science Plaza, 8th Floor, Nanjing, Jiangsu Province, China 210024, ("MANUFACTURER"), agree, with effect as of 17 June 2003, as follows:


RECITALS

         CTI owns or holds certain proprietary rights including custom designs, copyrights, patents, trade secrets, software source code, documentation, methods, know-how, trade names and trademark rights (herein collectively "IP Rights") relating to CTI's line of computerized infrared imaging and therapy equipment for medical use, ("PRODUCTS") and markets and sells such PRODUCTS worldwide.

         MANUFACTURER and CTI have entered into a MANUFACTURING LICENSE AGREEMENT dated 17 June 2003 with respect to CTI's IP RIGHTS and PRODUCTS ("LICENSE AGREEMENT"). The terms of such LICENSE AGREEMENT shall apply to the IP RIGHTS in CTI's PRODUCT, whether in finished or unfinished form, which may be sold to MANUFACTURER hereunder.

         MANUFACTURER wishes to purchase certain unfinished Product kits from time to time ("Kits") from CTI for the sole and exclusive purpose of manufacturing Licensed Products and Product components within the People's Republic of China, including Hong Kong, (China), (the "Territory") for sale to CTI and to MANUFACTURER's own customers in the Territory.

ARTICLE 1 - LICENSE
-------------------

         The terms of the LICENSE AGREEMENT shall apply to the IP RIGHTS in CTI's Product, whether in finished or unfinished form, sold to MANUFACTURER hereunder, and the protection and enforcement of such Rights. The terms of the LICENSE AGREEMENT are incorporated herein as though fully set forth, and shall govern MANUFACTURER's use and sale of Product Kits purchased hereunder, including but not limited to CTI Names, Licensed IP Rights, sub-licensing, customer reports, confidentiality, warranties, quality control and inspections, and all other obligations and protections with respect to the protection and safeguard of the LICENSED IP RIGHTS as defined in the LICENSE AGREEMENT.

ARTICLE 2 - DELIVERY OF INTELLECTUAL PROPERTY, TRAINING, AND SUPPORT
--------------------------------------------------------------------

         CTI shall furnish to MANUFACTURER the LICENSED PRODUCT Hardware, Firmware, Source Code and Documentation, in kit form ("Deliverables"), as specified in Attachment A.


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ARTICLE 3 - PRICES, PAYMENTS AND REPORTS
----------------------------------------

         CTI agrees to sell to MANUFACTURER and MANUFACTURER agrees to purchase from CTI twenty (25) TIP system Hardware Kits, including the parts to assemble twenty five (25) infrared thermal imagers/scanners (cameras), and seventy five
(75) complete Photonic Stimulator Kits to a value of US$500,000 (Five Hundred Thousand dollars) payable in the form of cash or common equity in MANUFACTURER at CTI's sole discretion and on delivery terms as provided in Attachment B. If paid in the form of cash, MANUFACTURER shall make payment as due within thirty
(30) days from the date of CTI's Delivery of Kits or Product to MANUFACTURER's designated Delivery point. All payments to CTI by MANUFACTURER required under this Agreement shall be made by bank check or bank wire in U.S. dollars to such account(s) as designated by CTI and on delivery terms as provided in Attachment
B. CTI agrees to sell MANUFACTURER additional kits as MANUFACTURER may require from time to time at prices and terms to be negotiated by the parties. CTI shall retain a security interest in all Product until fully paid.

ARTICLE 4 - TERM AND TERMINATION
--------------------------------

         4.1 Either party shall have the right to terminate this Agreement on thirty (30) days' written notice in the event the other party fails to observe or perform any of the terms and conditions of this Agreement required on its part to be observed or performed and does not remedy such failure during the thirty (30) days following the date of the written notice.

         4.2 Manufacturer shall notify LICENSOR of any changes of ownership of more than 10% within 30 days of said event.

         4.3 Either party shall have the right to terminate this Agreement immediately on written notice in the event the other party (i) files a voluntary petition in bankruptcy, (ii) is adjudged bankrupt, (iii) has its assets placed under bankruptcy or reorganization, (iv) has a trustee or receive appointed by a court for all or a substantial portion of its assets, or (v) becomes insolvent, suspends business, is unable to pay its bills in due course, or assigns its assets for the benefit of creditors.

         4.4 Upon termination of this Agreement, in accordance with its terms, with or without cause, CTI shall not be liable to MANUFACTURER for any damages, expenditures, loss of profits or prospective profits of any kind or nature sustained or arising out of or alleged to have arisen out of such termination. The termination of this Agreement shall not, however, relieve or release either party from making any payments which may be owing or fulfilling other obligations which survive the termination.

ARTICLE 5 - GOVERNMENT APPROVAL, EXPORT RESTRICTIONS
----------------------------------------------------

         5.1 If required by national law, MANUFACTURER shall report this Agreement to appropriate government agencies in China for registration and approval, and furnish satisfactory evidence of such compliance promptly to CTI for its records.

         5.2 MANUFACTURER acknowledges that CTI'S Intellectual Property, IP Rights, and LICENSED PRODUCTS, as well as any technical data supplied pursuant to this Agreement are subject to US export laws and regulations, including restrictions on re-exports. MANUFACTURER shall comply with all applicable laws and regulations of the US and China regarding the use of IP Rights, and the sale and approved end-users of LICENSED PRODUCTSCTI shall obtain any required US license, authorization or approval required for the export of LICENSED PRODUCT to MANUFACTURER. MANUFACTURER shall not export or re-export LICENSED PRODUCT from China to any entity other than CTI. MANUFACTURER shall ensure that its end-user customers acknowledge and agree in a binding and enforceable manner to such compliance and that they likewise shall not export LICENSED PRODUCT from China or sell to any party intending to export such LICENSED PRODUCT from China.

ARTICLE 6 - MISCELLANEOUS PROVISIONS
------------------------------------

         6.1 This Agreement is not divisible and cannot be assigned or transferred by MANUFACTURER in full or in part.

         6.2 No provision of this Agreement or action of either party shall constitute acting as agent of the other.

         6.3 All written notices under this Agreement shall be considered as given when sent by registered international air courier fully prepaid and addressed to the respective parties at their addresses above noted, or at such other addresses which may have been substituted by written notice from the affected party to the other.

         6.4 This Agreement shall be construed and interpreted in accordance with the Uniform Commercial Code and any other applicable laws of the State of Oregon, USA, excluding the laws of conflict. CTI may act in any manner deemed necessary in any jurisdiction of the world to seek injunctive or other summary relief or remedy to protect its IP Rights hereunder. Any dispute arising out of or in connection with this Agreement shall be submitted for resolution to final and binding arbitration before a panel of three (3) neutrals, acting in accordance with the rules and under the auspices of The British Columbia Arbitration Center in Vancouver, B.C., Canada. The venue for arbitration shall be Vancouver. Each party shall appoint one arbitrator and those two shall choose the third from a roster of arbitrators qualified in international trade and intellectual property. The award shall be deemed a U.S. award and shall be enforceable in any court or forum having jurisdiction.

         6.5 If legal action is necessary to interpret or enforce any term of this Agreement, the prevailing party shall be entitled to payment by the other party of reasonable attorneys' fees, in addition to any judgment or award.

         6.6 This Agreement contains all of the terms and conditions agreed to by the parties and constitutes the sole agreement between them regarding the subject matter of this Agreement, and supersedes all understandings and agreements, whether oral or in writing, previously entered into by them with respect thereto.

         6.7 This Agreement is written and has been negotiated and executed in English. MANUFACTURER has authorized a Chinese translation for its internal purposes in the Territory. However, the English language version is the operative Agreement and shall prevail in event of conflict, discrepancy or ambiguity. This Agreement shall have six (6) sets of originals, and may be signed in counterparts.

         6.8 CTI's obligations of performance hereunder shall be expressly conditioned upon compliance with all applicable laws and regulations of the United States, including but not limited to its Export Licensing Controls of the US Departments of Commerce, Treasury, and Defense, and the requirements of the U.S. Securities and Exchange Commission.

         6.9 The parties agree to consult with and obtain the written approval of the other party prior to the issuance of any public statement or press release concerning this Agreement.

         The parties have duly executed this Agreement as of the date first written above.

Computerized Thermal Imaging, Inc.        NanDa Thermal Medical Technology, Ltd.

__________________________________        ______________________________________
Signature                                 Signature

By: /s/ Richard Secord                    By: /s/ Lin Jun
    ------------------------------            ----------------------------------
    Richard Secord                            LI Jun,
    Title: Chief Executive Officer            Title: Chairman
    Dated: 17 June 2003                       Dated: 17 June 2003





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                                  Attachment A
                                  ------------


                                  DELIVERABLES
                                  ------------


HARDWARE KITS:

Hardware Kits shall include parts to manufacture the following key TIP System components:

         o    Infrared Thermal Imager/Scanner;
         o    Power Distribution Unit for Infrared Thermal Imager/Scanner;
         o    Communication Cable; Power Cable;
         o    Taxi-4 Interface Card;
         o    Serial Pass-Thru Cable;
         o Single image license as provided in this Agreement to load one image of the corresponding TIP software to each Kit.


NOTE: Kits do NOT include a camera support unit (CSU); computer central processor unit (CPU) with dual-video card, network interface controller, disk drives, memory keyboard, mouse, operating system software, surge protector; monitor cables; and computer monitors.


FIRMWARE
         o    (to be determined)

SOURCE CODE
         o    TIP Application, TIP Reader, TIP Med


MANUALS, DOCUMENTATION AND LITERATURE
         o One master CD containing CTI's standard user documentation, manuals, and literature.





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                                  Attachment B
                                  ------------

HARDWARE KIT DELIVERY TERMS

Delivery shall be made approximately one (1)week following MANUFACTURER's placement of an order, and CTI's written confirmation.

All Kits subject to this Agreement must be ordered for Delivery within twelve
(12) months of the date of this Agreement.

Price is Ex-Works CTI factory Ogden, Utah, USA (INCOTERMS 2000) and includes ground transportation pre-paid delivery to MANUFACTURER's designated US location.